UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 17, 2005

NASTECH PHARMACEUTICAL COMPANY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-13789 (Commission File Number)	11-2658569 (IRS Employer Identification No.)

3450 Monte Villa Parkway Bothell, Washington (Address of Principal Executive Offices)	98021 (Zip Code)
(425) 908-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1: AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry Into a Material Definitive Agreement.
     On October 17, 2005, Nastech Pharmaceutical Company Inc. (the “Company”) issued a press release announcing the assignment by Questcor Pharmaceuticals, Inc. (“Questcor”), a strategic partner of the Company that owns the worldwide marketing rights and new drug applications relating to the Company’s Nascobal® nasal spray, of all of Questcor’s rights and obligations relating to the Nascobal® nasal spray to QOL Medical, LLC (“QOL”). The assignment is being made pursuant to an Agreement dated as of September 23, 2005 and effective as of October 17, 2005 by and between QOL and the Company (the “Agreement”) which amends certain terms and conditions of the Asset Purchase Agreement dated as of June 16, 2003 by and between the Company and Questcor (the “APA”) as well as the Supply Agreement dated as of June 16, 2003 by and between the Company and Questcor.
     The material terms of the Agreement provide for:
1.	A limitation of the types of Know-How that will remain subject to the license granted under the APA; and

2.	A conversion of the Know-How License granted pursuant to the APA from a non-exclusive to an exclusive license.
     In connection with the completion of the transaction between Questcor and QOL, the Company will receive a payment of $2 million from Questcor.
     Capitalized terms used herein above without definition shall have the meanings assigned to such terms in the APA, as modified by the Agreement. Except as modified by the Agreement, the terms and conditions of the APA remain in full force and effect.
     A copy of the Agreement is filed herewith as Exhibit 10.1 and a copy of the APA is filed as Exhibit 10.2. A copy of the Company’s press release announcing the Agreement is filed herewith as Exhibit 99.1.

     In connection with the foregoing, the Company hereby files the following documents:
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
10.1	Agreement dated as of September 23, 2005 by and between Nastech Pharmaceutical Company Inc. and QOL Medical, LLC. (1)(2)

10.2	Asset Purchase Agreement dated as of June 16, 2003 by and between Nastech Pharmaceutical Company Inc. and Questcor Pharmaceuticals, Inc. (filed as Exhibit 2.1 to Nastech Pharmaceutical Company Inc.’s Current Report on Form 8-K dated June 16, 2003 and incorporated herein by reference).

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated October 17, 2005. (1)

(1)	Filed herewith.

(2)	Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, amended, and the omitted material has been separately filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASTECH PHARMACEUTICAL COMPANY INC.
Dated: October 17, 2005	By:	/s/ STEVEN C. QUAY
Steven C. Quay
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement dated as of September 23, 2005 by and between Nastech Pharmaceutical Company Inc. and QOL Medical, LLC. (1)(2)
10.2	Asset Purchase Agreement dated as of June 16, 2003 by and between Nastech Pharmaceutical Company Inc. and Questcor Pharmaceuticals, Inc. (filed as Exhibit 2.1 to Nastech Pharmaceutical Company Inc.’s Current Report on Form 8-K dated June 16, 2003 and incorporated herein by reference).
99.1	Press Release of Nastech Pharmaceutical Company Inc. dated October 17, 2005. (1)

(1)	Filed herewith.

(2)	Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, amended, and the omitted material has been separately filed with the Securities and Exchange Commission.